                       Exhibit 10(e)

          Corporate Banking and Borrowing Resolutions

I, the undersigned, Secretary of PharmaKinetics Laboratories, Inc. (the "Corporation"), a corporation having its principal place of business in ______, DO HEREBY CERTIFY that, by action duly taken
(a) by the Board of Directors of the Corporation, or (b) if the Corporation is a close corporation having no Board of Directors, by the Stockholder(s) of the Corporation, on _________, the following resolutions were duly adopted and have not been amended or modified and are not inconsistent with the Charter and By-Laws of the Corporation and are now in full force and effect.

BANKING
RESOLVED, that ___________________ (the "Bank") is designated as a depository for the funds of the Corporation.
RESOLVED, that any __________________ of the following officers:

________________________________________________________________
________________________________________________________________
________________________________________________________________

of the Corporation be authorized on behalf of the Corporation to make, sign, draw, accept or endorse checks, drafts, notes, bills of exchange, acceptances or orders or other instruments for the withdrawal of funds of the Corporation deposited in the Bank (on the account(s) designated _____________), whether such checks and orders create or increase an overdraft of said account or not (payment or nonpayment of any such overdraft to be at the option of the Bank) and to execute signature cards for such accounts thereby binding the Corporation to the rules and regulations issued from time to time by the Bank.

RESOLVED, that any such instruments payable to or held by the Corporation, when drawn or endorsed as above provided, may be paid or cashed by the Bank, or received by it for the credit of or in payment from the payee or any other holder, including any officer or agent of the Corporation, without limitation of amount and without inquiry as to the circumstances of their issue, or the disposition of the proceeds thereof, and whether drawn to the individual order of any officer or tendered in payment of his or her obligation.


RESOLVED, that endorsements on behalf of the Corporation on any and all commercial paper of any kind deposited by or on behalf of the Corporation with the Bank for credit or for collection or otherwise, may be made by any one of the foregoing officers, or by facsimile signature or by rubber stamp endorsement without signature and any such deposit may be without endorsement.

RESOLVED, that signatures of the foregoing officers as maker on behalf of the Corporation on any and all checks, drafts or commercial paper of any kind, may be made by the application of machine rendered facsimile thereof, and that any of the foregoing officers of the Corporation be authorized to execute and deliver agreements with the Bank for, on behalf and in the name of the Corporation to induce the Bank to permit the use of such facsimile signatures.

RESOLVED, that signatures of the foregoing officers of the Corporation be authorized to communicate instructions to the Bank by telephonic, electronic or other means, to make funds transfers, wire transfers, automated clearinghouse entries, and payment orders of any nature, for, on behalf and in the name of the Corporation directed to the Corporation itself or to third parties; to delegate such authority from time to time by the appointment and removal of other persons which may conduct such communication; and to execute and deliver agreements with the Bank for, on behalf and in the name of the Corporation providing for such communication upon the terms and conditions set forth in such agreements.

RESOLVED, that any of the foregoing officers of the Corporation be authorized to enter into agreements with the Bank for, on behalf and in the name of the Corporation providing for, among other things, the Bank's performance of cash management services, information services, investment services or other financial services, which agreements may include, without limitation, the appointment of one or more parties as the Corporation's attorney-in-fact for the limited purpose of facilitating the Corporation's use of such services.


BORROWING
RESOLVED, that any two of the following officers:
                   ---
James K. Leslie and Taryn L. Kunkel
-----------------------------------
of the Corporation be authorized: to borrow money and incur
liabilities for, on behalf and in the name of the Corporation; to sell, guarantee, or discount its bills and accounts receivable; to enter into, make, sign and deliver repurchase, revolving credit, term loan and other agreements, including subordination and similar agreements; to sign, on behalf of the Corporation, forms and agreements required by the Bank to enable the Corporation to obtain letters of credit and to bind the Corporation to the repayment of the Bank for every draft drawn thereunder; to sign, execute and deliver acceptances and promissory notes and other obligations of the Corporation; all for such amounts, and upon such terms, conditions and provisions (including provisions authorizing confession of judgement and waiving the right to trial by jury) as to them shall seem proper.

GUARANTY
RESOLVED, that any _______ of the following officers; ________________of the Corporation be authorized: to absolutely, irrevocably and unconditionally guarantee the payment and performance of the obligations of _________________, owed to the Bank; and to enter into, make, sign and deliver guaranty agreements, subordination agreements and other agreements on behalf of the Corporation, upon such terms, conditions and provisions (including provisions authorizing confession of judgement and waiving the right to trial by jury) as to them shall seem proper.

SECURITY
RESOLVED, that any _____ of the following officers:
_________________of the Corporation be authorized to pledge and grant liens and security interests on any and all property, assets, or interest therein (including, without limiting the generality of the foregoing, real property, leases and rents, accounts and other receivables, chattel paper, equipment, general intangibles, goods, inventory, warehouse receipts, bills of lading, instruments, stocks, bonds and other certified and uncertified securities, and life insurance), from time to time owned by the Corporation, as security for any moneys borrowed and as security for any liability incurred or to be incurred by the Corporation in connection with any acceptance, note, letter of credit, guaranty, trust receipt or otherwise; and in connection therewith to endorse and deliver any such property, asset, or interest therein, and to execute and deliver security agreements and financing statements with respect thereto.



CERTIFICATION
RESOLVED, that the Secretary, Assistant Secretary or any officer of the Corporation is authorized to certify to the Bank a copy of these resolutions and the names and signatures of the Corporation's officers or employees hereby authorized to act in the premises, and the Bank is hereby authorized to rely upon such certificate until five (5) Business Days (hereinafter defined) after it receives a like certificate advising of any change therein, or written notice that the authorities herein have been revoked by proper resolution of (a) by the Board of Directors of the Corporation, or (b) if the Corporation is a close corporation having no Board of Directors, by the Stockholder(s) of the Corporation. The term "Business Day" as used herein means any day other than Saturday, Sunday or other day on which the Bank is authorized to close.

WITNESS my hand and the seal of the Corporation this
30th day of September, 1998
--------    ---------------

(Corporate Seal)               /s/ Taryn L. Kunkel
                               -------------------
                               Secretary of the Corporation

                               /s/ James K. Leslie
                               -------------------
                               Other Officer *

                               President and CEO
                               -----------------
                               Title

*(In case the certifying officer is authorized to sign by the above resolutions, this certificate must also be signed by a second officer of the Corporation, preferably one not so authorized.)


INCUMBENCY CERTIFICATE

I, the undersigned, Secretary or Assistant Secretary or other indicated officer of PharmaKinetics Laboratories, Inc. (the
                     ---------------------------------
"Corporation"), a corporation having its principal place of business in Baltimore, Maryland, HEREBY CERTIFIES that the following persons have been duly elected and hold the respective titles indicated after their names, as of September 30, 1998:

                (Please type or print)

      (Name)                            (Title)
James K. Leslie                    President and CEO
-----------------------            -------------------
Taryn L. Kunkel                    VP and CFO
-----------------------            -------------------

WITNESS my hand and the seal of the Corporation this
30th day of September, 1998.
--------    ---------------

(Corporate Seal)

/s/ Taryn L. Kunkel
-------------------
Secretary of the Corporation

/s/ James K. Leslie
-------------------
Other Officer *

President and CEO
-----------------------------
Title

*(Note: In case the Secretary or other recording officer is listed as an incumbent above, this certificate must also be signed by a second officer of the Corporation, preferably one not so authorized).